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Schedule 13D


                                 EXHIBIT 99.1

                            JOINT FILING AGREEMENT

        The undersigned hereby agree that the foregoing statement on Schedule 13D is, and any amendments thereto executed by each of us shall be, filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 6th day of March, 2003.


                                          INSIGHT VENTURE ASSOCIATES III, LLC
                                          By: /s/ Jeffrey Horing
                                                  ----------------------

                                          Name: Jeffrey Horing
                                          Title: Managing Member


                                          INSIGHT CAPITAL PARTNERS, III, L.P.
                                          By: /s/ Jeffrey Horing
                                                  ----------------------

                                          Name: Jeffrey Horing
                                          Title:   Managing Member


                                          INSIGHT CAPITAL PARTNERS III
                                          CO-INVESTORS, L.P.
                                          By: /s/ Jeffrey Horing
                                                  ----------------------

                                          Name: Jeffrey Horing
                                          Title:   Managing Member


                                          INSIGHT CAPITAL PARTNERS (CAYMAN)
                                          III, L.P.
                                          By: /s/ Jeffrey Horing
                                                  ----------------------

                                          Name: Jeffrey Horing
                                          Title:   Managing Member

                                          /s/  Jeffrey Horing
                                          --------------------------------
                                          JEFFREY HORING


                                          /s/  Scott Maxwell
                                          --------------------------------
                                          SCOTT MAXWELL


                                          /s/  Jerry Murdock
                                          --------------------------------
                                          JERRY MURDOCK


                                          /s/  Deven Parekh
                                          --------------------------------
                                          DEVEN PAREKH


                                          /s/  Peter Sobiloff
                                          --------------------------------
                                          PETER SOBILOFF